UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2014

Silver Bay Realty Trust Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-35760	90-0867250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 250 Minnetonka, MN 55305
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (952) 358-4400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Entry Sheet Arrangement of a Registrant

On January 16, 2014, certain subsidiaries (collectively, the “Borrowers”) of Silver Bay Realty Trust Corp. (the “Company”), as borrowers, Silver Bay Operating Partnership L.P. (the “Operating Partnership”), as master property manager, and SB Financing Trust Owner LLC, (the “Trust”), as borrower representative, entered into a Second Amendment and Joinder to Revolving Credit Agreement (the “Amendment”) with Bank of America, National Association as agent for the lenders (the “Lenders”). The Amendment supplements and amends the Revolving Credit Agreement dated as of May 10, 2013 among the Borrowers, Operating Partnership, Trust, and Lenders (as amended, the “Revolving Credit Facility”). The amounts outstanding under the Revolving Credit Facility and certain obligations contained therein are guaranteed by the Company and the Operating Partnership only in the case of certain bad acts (including bankruptcy) and up to $20 million for completion of certain property renovations, as outlined in the credit documents.

The Amendment, among other things, increases the maximum amount available for borrowings under the Revolving Credit Facility from $200 million to $350 million. Other material terms of the Revolving Credit Facility remain the same and are described in more detail in Item 5 of the Company’s Quarterly Report on Form 10-Q previously filed on May 14, 2013.

In the ordinary course of their respective businesses, the Lenders or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, advisory, lending or commercial banking or other financial services for the Company and its subsidiaries for which they received, or may receive, customary fees and reimbursement of expenses.

The foregoing description is qualified in its entirety by reference to the Amendment, filed as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

A copy of the press release dated January 16, 2014 announcing the amendment to the Revolving Credit Facility is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. This information shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Second Amendment and Joinder to Revolving Credit Agreement dated January 16, 2014 among the property owners party thereto, each as borrower, Silver Bay Operating Partnership L.P., as master property manager, SB Financing Trust Owner LLC, as borrower representative, and Bank of America, National Association as agent on behalf of the lenders

99.1	Press release dated January 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER BAY REALTY TRUST CORP.

	By:	/s/ TIMOTHY W. J. O’BRIEN
Timothy W. J. O’Brien
General Counsel and Secretary

Date: January 21, 2014